TEXAS CAPITAL FUNDS TRUST

Texas Capital Government Money Market ETF

TICKER: MMKT

(the “Fund”)

Supplement dated February 21, 2025 to the Fund’s Prospectus dated September 13, 2024

This Supplement contains new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective on March 1, 2025, the third sentence in the Prospectus in the section “DIVIDENDS, DISTRIBUTIONS, AND TAXES-Dividends and Distributions” on page 12 is deleted and replaced with the following:

The Fund expects to declare and to distribute all of its net investment income, if any, to shareholders as dividends on a weekly basis.

For further information, please contact the Fund toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.